                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 8, 2003

                                GA EXPRESS INC.

                                    Delaware
                 (State or other jurisdiction of incorporation)


                 0-5260                                  95-2488811
         (Commission File No.)                (IRS Employer Identification No.)


                           938 Howe Street, Suite 906
                         Vancouver, BC, Canada V6Z 1N9
                                 (604) 633-9891


Item 3.  Bankruptcy or Receivership.

         (i) On September 10, 2003, GA Express, Inc. (the "Company") filed a "Notice of Intention to Make a Proposal" ("Notice") pursuant to the Bankruptcy and Insolvency Act (Canada), with the Provincial Court of British Columbia, Canada. The Notice was filed along with a list of creditors known to the Company.

                  The Company has 10 days from the date of filing the Notice, to file a Cash Flow Statement and 30 days from the date of filing the Notice, to file a formal Proposal to creditors. The Cash Flow Statement was filed within the prescribed time frame. The Company expects to request the Court to grant an extension to file a Proposal to Creditors, beyond the initial 30-day requirement. D. Manning & Associates Inc., Suite 520, 625 Howe Street, Vancouver, M.C., Canada, V6C 2T6, has been appointed trustee.

                  The Notice is attached as an exhibit to this filing.

         (ii) On September 10, 2003, PACIFIC MEZZANINE FUND L.P., a California limited partnership on its own behalf and as an Agent for PLUS FOUR EQUITY PARTNERS LIMITED PARTNERSHIP, CC INTERESTS, LTD, and JANE M. CHRISTIE, the "Secured Lenders", petitioned the Supreme Court of British Columbia, to appoint MacKay & Company Ltd. As the Receiver Manager ("Receiver") for GA Express Inc. On September 10, 2003 the Court granted the Secured Lenders request to appoint the Receiver.

                  The receiver is appointed to manage all assets and undertakings of GA Express Inc., wheresoever located, present and future without bond or security, with the power to manage the business and undertakings of the Company and with power to act at once, until further Order, with full authority to enter into possession of the assets.

                  The Order approving the appointment of the Receiver is attached as an exhibit to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GA Express, Inc. by its Receiver Manager
Dated:  October 9, 2003
                                       /s/ MacKay & Company
                                       ----------------------------------------
                                       MacKay & Company Ltd., Receiver

                                                              Action No. S033465
                                                              Vancouver Registry


SUPREME COURT                                                SUPREME COURT
OF BRITISH COLUMBIA                                          OF BRITISH COLUMBIA
SEAL                                                         SEPT 12 2003
VANCOUVER                                                    VANCOUVER
REGISTRY                                                     REGISTRY
STAMP HERE                                                   STAMP HERE


                    IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:


               PACIFIC MEZZANINE FUND, L.P. a California limited partnership on its own behalf and as an Agent for PLUS FOUR EQUITY PARTNERS LIMITED PARTNERSHIP, CC
               INTERESTS, LTD., LLC, and JANE M. CHRISTIE

                                                                      PLAINTIFFS

AND


               GA EXPRESS INC.

                                                                      DEFENDANT


                                     ORDER
                                     -----

BEFORE THE HONOURABLE MR.           )                WEDNESDAY, THE 10TH DAY OF
                                    )
JUSTICE McEWAN                      )                SEPTEMBER, 2003


         THE APPLICATION of the Plaintiffs coming on for hearing this day at Vancouver, British Columbia, AND ON HEARING John F. Grieve, counsel for the Plaintiffs, and Ronald Argue, counsel for Jane M. Christie and CC Interests Ltd. and Alan Frydenlund, counsel for GA eXpress Inc. and upon reading the material filed, including the Affidavit of Jane M. Christie sworn June 27, 2003, the Affidavits of Nathan W. Bell sworn June 25, 2003 and September 3, 2003 and the Affidavit of Sandra Rizzuti sworn September 10, 2003.

         THIS COURT ORDERS that:

1. MacKay & Company Ltd. is hereby appointed Receiver Manager (hereinafter referred to as the "Receiver") of all the property, assets and undertakings of GA Express Inc., wheresoever located, present and future, (with GA Express Inc. hereinafter referred to as the "Company" and with such property, assets and undertakings, including, the goodwill of the Company and its business, hereinafter referred to as the "Assets"), without bond or security, with power to manage the business and undertaking of the Company and with power to act at once until further Order, with full authority to enter into possession of the Assets, and of any premises where any of the Assets and/or Records (as defined below) may be situate, provided however that the Receiver is not obligated to, but may, act with respect to Assets and Records situate outside of British Columbia;

2. The Company and its present and former officers, directors, solicitors, accountants, agents, employees and shareholders and any other person having notice of this Order do forthwith deliver over to the Receiver all of the Assets and all present and historical or past books, documents, papers and records of every kind, and in whatever form they may exist including without limitation electronic records and all, related passwords or passcodes relating to the Assets (the "Records"), and, permit the Receiver to attend at any premises where any of the Assets or Records may be situate and remove the Assets and/or the Records therefrom;

3. The powers of the directors, officers, agents and employees of the Company cease with respect to the Assets, including without limitation the business and undertakings of the Company, until the Receiver is discharged or until further Order of the Court, except to the extent that the Receiver may agree;

4. No action at law or other proceeding shall be taken or continued against the Receiver or the Company or the Assets without leave of this Court first being obtained. For the purposes of this paragraph, action or proceeding shall include but shall not be limited to any application or proceeding pursuant to the LABOUR RELATIONS CODE (BRITISH COLUMBIA) or other legislation of like or similar import;

5. All persons, firms and corporations be and they are hereby enjoined from disturbing or interfering with utility services to the Company, including but not limited to the furnishing of gas, heat, electricity, water, telephone (and present telephone numbers) or any utility of the like kind furnished up to the present date to or for the Company in relation to the Assets, and from cutting off or discontinuing any such utility or services to the receiver except upon further order of this Court;

6. The Receiver be and it is hereby authorized and empowered, but is not required, in its discretion, to do all or any of the following acts and things with respect to the Assets, forthwith and from time to time, until further Order of this Court:

          (a) carry on all aspects of the business and affairs of the Company, perform any agreement made by the Company and enter into a new agreements, as the Receiver deems necessary or desirable for the protection or preservation of or dealing with the Assets or any of them;

          (b) preserve and protect the Assets, and the security position of the Plaintiffs with respect to the Assets, and take such steps for the preservation, of all or any of the Assets and such security position, as in its judgment it considers appropriate;

          (e) authorize the Company to pay, or the Receiver may pay directly, all subject to the concurrence of the Plaintiffs, such debts as in the judgment of the Receiver may be required to be paid to preserve and maintain the Assets or to carry on the business of the Company;

          (d) demand and receive payment from any person indebted to or liable to make payment to the Company, and give receipts for such payments;

          (e) enter into any agreements which the Receiver, with the advice of its solicitors, deems necessary in relation to the Assets;

          (f) execute, assign, issue or endorse such instruments, deeds, bills of sale, bills of lading or exchange and other documents which the Receiver deems necessary or convenient for any purpose connected with its appointment as Receiver or this Order or with respect to exercising its powers under this Order, and affix the seal of the Company as may be necessary;

          (g) settle and pay any claims which may be made or brought against the Company on such terms and in such manner as the Receiver deems necessary or desirable;

          (h) employ and retain such agents, assistants, employees, solicitors and accountants as the Receiver deems necessary or advisable for the purposes of exercising its powers under this Order and enter into agreements with any person, firm or corporation respecting such purposes;

          (i) collect, realize or otherwise deal with the Assets in such manner and at such time or times as the Receiver deems necessary or desirable and to grant releases and discharges and otherwise deal with the debtors of the Company and the Assets in such manner as the Receiver deems necessary or desirable;

          (j) execute and prosecute all suits, proceedings and actions at law and equity as may, in the Receiver's judgment, be necessary for the proper protection and preservation of the Assets and the business of the Company, and likewise, to defend all suits, proceedings and actions instituted against it as such Receiver, or against the Company, and to appear in and conduct the prosecution and defence of any proceedings related to the Assets, the prosecution or defence of which the Receiver deems necessary or desirable, and the authority hereby conferred shall extend to such appeals as the Receiver shall deem proper and advisable in respect of any Order or Judgment pronounced;

          (k) modify or close the business and operations, or any of them, of the Company as in its discretion the Receiver may deem necessary or desirable, and refrain from carrying into effect any contracts entering to buy the Company.

          (l) enter into or make such arrangements and compromises with such other persons or parties as in its discretion the Receiver may deem necessary or desirable;

          (m) take such further or other steps as the Receiver deems necessary or desirable in connection with the subject matter of the Receiver's appointment, to preserve, protect or deal with the same;

7. Neither the granting of this Order nor the granting of the powers expressed herein to the Receiver nor the exercise of such powers shall;

          (a) effect or be deemed to effect a termination of the employment of any of the employees of the Company or a disposition of the Assets, the business or any part of the business of the Company; and

          (b) make or be deemed to make the Receiver a successor within the meaning of the Labour Relations Code and any legislation governing employment or labour standards or any other statute, regulation or rule of law or equity of similar import;

8. Without limitation to the foregoing, the Receiver may exercise all rights of the Company with respect to the Company's shareholdings in any other corporation or entity (such other corporation or entity herein referred to as a "Subsidiary", including without limitation Liberty Integration Software Inc., and if pursuant to such exercise the Receiver causes the present director(s) and officer of a Subsidiary to be removed as such and causes another person or other persons to be appointed as the director(s) and officer(s) of a Subsidiary (such person being herein referred to as the "New Director"), then:

          (a) the New Director shall have all of the powers of the director(s) and officer(s) of the applicable Subsidiary;

          (b) neither the appointment of the New Director, nor the exercise of the powers of the New Director, shall have the effect, and shall be deemed not to have the effect, of terminating the employment of any of the employees of the applicable Subsidiary or effecting a disposition of the business or any of the assets of the applicable Subsidiary; and

          (c) the New Director shall not be subject to any liabilities as a director of the applicable Subsidiary in relation to any employment-related matters or in relation to any other matter whatsoever, except that this paragraph shall not apply with respect to:

                  (i) employment agreements entered into by the applicable Subsidiary acting by the New Director; and

                  (ii) any other arrangements entered into by the applicable Subsidiary acting by the New Director.

9. Nothing herein contained shall vest or be deemed to vest in the Receiver the ownership, charge, control, possession or management of, nor shall the Receiver own or occupy or be deemed to own or occupy, by the making of this Order, any property which may contain or be a pollutant, contaminant or waste or cause or contribute or deem to cause or contribute to a discharge, release or deposit of an contaminant or waste or cause or contribute or deem to cause or contribute to a discharge, release or deposit of a contaminant, pollutant or waste contrary to the WASTE MANAGEMENT ACT, the regulations there under and any similar legislation in this or any other jurisdiction in which any of the Assets may be situate, provided that nothing herein contained shall in any way be construed to limit the rights and powers of any regulatory authorities to take emergency measures in order to protect human health, human life and property;

10. The Receiver is granted exclusive conduct of sale of the Assets, and is authorized to take such steps in connection with such conduct of sale as the Receiver considers appropriate, including without limitation retaining agents or third persons to assist with any marketing or selling of the Assets or any of them, and the Receiver is at liberty to pay a reasonable commission to such agents or third parties, to be paid from the gross proceeds of the sale, provided that any sale of all or substantially all of the Assets shall be subject to approval of this Court. Pursuant to Section 59(17)(d) of the PERSONAL PROPERTY SECURITY ACT, the Receiver is authorized to sell the Assets or any of them without complying with the notice of provisions set forth in Section 59 of the PERSONAL PROPERTY SECURITY ACT; The Receiver is also authorized to cooperate and assist in any foreclosure action initiated by the Plaintiffs as against the Assets.

11. All persons, firms and companies having agreements with the Company whether written or oral for the supply of goods or services to the Company be enjoined until further order of this Court from terminating, determining or cancelling such agreements and that such persons, firms and companies shall continue to supply the goods and services pursuant to the provisions of such agreements so long as the Receiver pays the price or charges under the agreement for such goods or services incurred after the date of this Order when the same becomes due in accordance with the payment terms negotiated by the Receiver from time to time;

12. The Receiver may borrow moneys from time to time as it considers necessary or desirable in connection with exercising its powers under this Order and that the moneys authorized to be borrowed by this Order may be in the nature of a revolving credit;

13. All questions relating to the passing `of the accounts of the Receiver and the discharge of the Receiver shall be reserved until the Plaintiffs' motion for the same or until such time as the Receiver may apply to this Court for disposition thereof and that at the time of passing such accounts this Court or the District Registrar may recommend, or if applicable set, the remuneration and indemnification of the Receiver, which remuneration may be determined on the basis of time spent by the Receiver's officers and employees charged at hourly rates customarily charged by the Receiver in similar circumstances;

14. The Receiver do from time to time, without further Order of this Court, pass its accounts before the District Registrar of this Court and, at the time of passing such accounts, the District Registrar may fix the remuneration and indemnification of the Receiver in the manner as aforesaid, and the Receiver shall be at liberty, before passing its accounts and applying to have its remuneration fixed, to pay its firm in respect of services as Receiver a reasonable amount, either monthly or at such longer intervals as it deems appropriate, which amounts shall constitute an advance against its remuneration when fixed;

15. Subject to the further disposition of funds as described in paragraph 20 of this Order, any expenditure or charge made or indebtedness incurred by the Receiver in carrying out its duties and/or exercising its powers under this Order, or any fees, remuneration or indemnification of the Receiver fixed by the District Registrar of this Court, shall form a charge on the Assets and on the proceeds or other property recovered by the Plaintiffs in relation to the Assets and shall rank in priority to the security of the Plaintiffs and all liens, charges and encumbrances over which an Order of the Supreme Court of British Columbia may grant priority;

16. The requirement of a receiver's bond or security be and is hereby dispensed with;

17. The Receiver may, from time to time, apply to this Court for directions and guidance in the discharge of its duties hereunder;

18. The costs of the Plaintiffs and the Receiver of and incidental to this application be paid on the basis of a solicitor and his own client

19. This Order shall have full force and affect in all Provinces and Territories of Canada. This Court seeks and requests the aid and recognition of other Canadian and Foreign Courts and administrative bodies including any Court or administrative tribunal of any Federal or States Court or administrative body in the United States of America, and of any other Nation State, to act in aid of and to be complimentary to this Court in carrying out the terms of this Order where required.

20. The sum of $600,000 U.S.D. plus interest thereon, if any, currently held in trust by Owen, Bird, Banisters & Solicitors as referred to in paragraph 2 of the Order of Mr. Justice Tysoe pronounced herein on September 2nd, 2003 be retained by Owen, Bird and not disbursed by Owen, Bird without further Order of this Court or agreement of the Parties.


                                             BY THE COURT


                                             /S/ signature
                                             ---------------------------------
                                             DISTRICT REGISTRAR



APPROVED AS TO FORM:


/s/ signature
----------------------------------------
Counsel for Plaintiff, Pacific Mezzanine
Fund, L.P.


APPROVED AS TO FORM:

/s/ signature
----------------------------------------
Counsel for Jane M. Christie and CC
Interests Ltd.

                                                              ENTERED
                                                              SEP 11 2003
                                                              VANCOUVER REGISTRY
                                                              VOL S1147 FOL 16


                       Certified a true copy according to
                       the records of the Supreme Court
                       at Vancouver, B.C.

                       This 12 day of September 2003

                       /s/ D. Callens
                       ---------------------------------
                       Authorized Signing Officer

APPROVED AS TO FORM:


/s/ signature
------------------------------------
Counsel for GA eXpress Inc.

                     NOTICE OF INTENTION TO MAKE A PROPOSAL
                              (Subsection 50.4(1))
                        IN THE MATTER OF THE PROPOSAL OF
                                GA EXPRESS INC.


TAKE NOTICE THAT:

1. We, GA Express Inc. an insolvent person, state, pursuant to subsection 50.4(1) of the Act that I intend to make a proposal to my creditors.

2. D. Manning & Associates Inc., a licensed trustee, has consented to act as trustee under the proposal. A copy of the consent is attached hereto.

3. A list of the names of the known creditors with claims of $250.00 or more and the amounts of their claims is also attached.

4. Pursuant to section 69 of the Act, all proceedings against me are stayed as of the filing this notice with the official receiver in my locality.

Dated at Vancouver, British Columbia, this 9th day of September, 2003.


/s/ Jane Christie
----------------------------
Per: Jane Christie on behalf of GA Express Inc.


To be completed by Official Receiver

Filing Date: September 10, 2003

/s/ signature
----------------------------
Official Receiver


This is Exhibit "F" referred to in the affidavit of Stephen H. Barnes sworn before me at Vancouver in the Province of British Columbia, this 9 day of October 2003

/s/ signature
--------------------------------
A Commissioner for taking Affidavits
for British Columbia